Exhibit 21.1

LIST OF SUBSIDIARIES

CORPORATIONS
AMEDISYS HOSPICE DELAWARE, INC., a Delaware corporation
COMPASSIONATE CARE HOSPICE, INC., a Pennsylvania corporation
COMPASSIONATE CARE HOSPICE GROUP, INC., a Florida corporation
COMPASSIONATE CARE HOSPICE OF CENTRAL FLORIDA, INC., a Florida corporation
COMPASSIONATE CARE HOSPICE OF GWYNEDD, INC., a Pennsylvania corporation
COMPASSIONATE CARE HOSPICE OF LAKE AND SUMTER, INC., a Florida corporation
COMPASSIONATE CARE HOSPICE OF MIAMI DADE AND THE FLORIDA KEYS, INC., a Florida corporation
HI-TECH CARE, INC., a Florida Corporation
HOMECARE PREFERRED CHOICE, INC., a Delaware corporation
HOSPICE OF EASTERN CAROLINA, INC., a North Carolina corporation
HOSPICE PREFERRED CHOICE, INC., a Delaware corporation
INFINITY HOME CARE ACQUISITION CORP., a Florida corporation
PEACEFUL DAYS HOSPICE, INC., a California corporation

LIMITED LIABILITY COMPANIES

ACCUMED HEALTH SERVICES, L.L.C., a Texas limited liability company
ACCUMED HOME HEALTH OF GEORGIA, L.L.C.., a Georgia limited liability company
ADVENTA HOSPICE, L.L.C., a Florida limited liability company
ALBERT GALLATIN HOME CARE AND HOSPICE SERVICES, LLC, a Delaware limited liability company
AMEDISYS ALABAMA, L.L.C., an Alabama limited liability company
AMEDISYS ARIZONA, L.L.C., an Arizona limited liability company
AMEDISYS ARKANSAS, LLC, an Arkansas limited liability company
AMEDISYS BA, LLC, a Delaware limited liability company
AMEDISYS DELAWARE, L.L.C., a Delaware limited liability company
AMEDISYS FLORIDA, L.L.C., a Florida limited liability company
AMEDISYS GEORGIA, L.L.C., a Georgia limited liability company
AMEDISYS HEALTH CARE WEST, L.L.C., a Delaware limited liability company
AMEDISYS HOLDING, L.L.C., a Louisiana limited liability company
AMEDISYS HOME HEALTH OF ALABAMA, L.L.C. an Alabama limited liability company
AMEDISYS HOME HEALTH OF SOUTH CAROLINA, L.L.C. a South Carolina limied liability company
AMEDISYS HOME HEALTH OF VIRGINIA, L.L.C. a Virginia limited liability company
AMEDISYS HOSPICE, L.L.C., a Louisiana limited liability company
AMEDISYS IDAHO, L.L.C., an Idaho limited liability company
AMEDISYS ILLINOIS, L.L.C., an Illinois limited liability company
AMEDISYS INDIANA, L.L.C., an Indiana limited liability company
AMEDISYS KANSAS, L.L.C., a Kansas limited liability company
AMEDISYS LA ACQUISITIONS, L.L.C., a Louisiana limited liability company
AMEDISYS LOUISIANA, L.L.C., a Louisiana limited liability company
AMEDISYS MAINE, P.L.L.C., a Maine professional limited liability company
AMEDISYS MARYLAND, L.L.C., a Maryland limited liability company
AMEDISYS MISSISSIPPI, L.L.C., a Mississippi limited liability company
AMEDISYS MISSOURI, L.L.C., a Missouri limited liability company
AMEDISYS NEW HAMPSHIRE, L.L.C., a New Hampshire limited liability company
AMEDISYS NEW JERSEY, L.L.C., a New Jersey limited liability company
AMEDISYS NORTH CAROLINA, L.L.C., a North Carolina limited liability company
AMEDISYS NORTHWEST, L.L.C., a Georgia limited liability company
AMEDISYS OHIO, L.L.C., an Ohio limited liability company
AMEDISYS OKLAHOMA, L.L.C., an Oklahoma limited liability company
AMEDISYS OREGON, L.L.C., an Oregon limited liability company
AMEDISYS PENNSYLVANIA, L.L.C., a Pennsylvania limited liability company
AMEDISYS PERSONAL CARE, LLC, a Delaware limited liability company
AMEDISYS RHODE ISLAND, L.L.C., a Rhode Island limited liability company
AMEDISYS SC, L.L.C., a South Carolina limited liability company
AMEDISYS SPECIALIZED MEDICAL SERVICES, L.L.C., a Louisiana limited liability company
AMEDISYS SP-IN, L.L.C., an Indiana limited liability company

AMEDISYS SP-KY, L.L.C., a Kentucky limited liability company
AMEDISYS SP-OH, L.L.C., an Ohio limited liability company
AMEDISYS SP-TN, L.L.C., a Tennessee limited liability company
AMEDISYS TENNESSEE, L.L.C., a Tennessee limited liability company
AMEDISYS TEXAS, L.L.C., a Texas limited liability company
AMEDISYS TLC ACQUISITION, L.L.C., a Louisiana limited liability company
AMEDISYS WASHINGTON, L.L.C., a Washington limited liability company
AMEDISYS WEST VIRGINIA, L.L.C., a West Virginia limited liability company
AMEDISYS WISCONSIN, L.L.C., a Wisconsin limited liability company
ANGEL WATCH HOME CARE, L.L.C., a Florida limited liability company
ASANA HOSPICE CLEVELAND, LLC, a Delaware limited liability company
ASANA PALLIATIVE CLEVELAND, LLC, a Delaware limited liability company
ASERACARE HOSPICE – DEMOPOLIS, LLC, a Delaware limited liability company
ASERACARE HOSPICE – HAMILTON, LLC, a Delaware limited liability company
ASERACARE HOSPICE – JACKSON, LLC, a Delaware limited liability company
ASERACARE HOSPICE – MONROEVILLE, LLC, a Delaware limited liability company
ASERACARE HOSPICE – NEW HORIZONS, LLC, a Delaware limited liability company
ASERACARE HOSPICE – RUSSELLVILLE, LLC, a Delaware limited liability company
ASERACARE HOSPICE – SENTOBIA, LLC, a Delaware limited liability company
ASERACARE HOSPICE – TENNESSEE, LLC, a Delaware limited liability company
ASSOCIATED HOME CARE, L.L.C., a Massachusetts limited liability company
AT HOME PARTNERS, L.L.C., a Delaware limited liability company
AVENIR VENTURES, L.L.C., a Louisiana limited liability company
BEACON HOSPICE, L.L.C., a Delaware limited liability company
BEAUFORT HOME HEALTH PARTNERS, L.L.C., a Delaware limited liability company
CH HOLDINGS, LLC, a Louisiana limited liability company
COMPASSIONATE CARE HOSPICE OF BRYAN TEXAS, LLC, a Texas limited liability company
COMPASSIONATE CARE HOSPICE OF CENTRAL GEORGIA, LLC, a Georgia limited liability company
COMPASSIONATE CARE HOSPICE OF CENTRAL LOUISIANA, LLC, a Louisiana limited liability company
COMPASSIONATE CARE HOSPICE OF CENTRAL TEXAS, LLC, a Texas limited liability company
COMPASSIONATE CARE HOSPICE OF CLIFTON, LLC, a New Jersey limited liability company
COMPASSIONATE CARE HOSPICE OF DELAWARE, LLC, a Delaware limited liability company
COMPASSIONATE CARE HOSPICE OF HOUSTON, LLC, a Texas limited liability company
COMPASSIONATE CARE HOSPICE OF ILLINOIS, LLC, an Illinois limited liability company
COMPASSIONATE CARE HOSPICE OF KANSAS CITY, LLC, a Kansas limited liability company
COMPASSIONATE CARE HOSPICE OF MAINE, LLC, a Maine limited liability company
COMPASSIONATE CARE HOSPICE OF MARLTON, LLC, a New Jersey limited liability company
COMPASSIONATE CARE HOSPICE OF MASSACHUSETTS, LLC, a Massachusetts limited liability company
COMPASSIONATE CARE HOSPICE OF MICHIGAN, LLC, a Michigan limited liability company
COMPASSIONATE CARE HOSPICE OF MINNESOTA, LLC, a Minnesota limited liability company
COMPASSIONATE CARE HOSPICE OF NEW HAMPSHIRE, LLC, a New Hampshire limited liability company
COMPASSIONATE CARE HOSPICE OF NORTH TEXAS, LLC, a Texas limited liability company
COMPASSIONATE CARE HOSPICE OF NORTHERN GEORGIA, LLC, a Georgia limited liability company
COMPASSIONATE CARE HOSPICE OF NORTHERN NEW JERSEY, LLC, a New Jersey limited liability company
COMPASSIONATE CARE HOSPICE OF NORTHWESTERN PENNSYLVANIA, LLC, a Pennsylvania limited liability company COMPASSIONATE CARE HOSPICE OF OHIO, LLC, an Ohio limited liability company
COMPASSIONATE CARE HOSPICE OF PITTSBURG, LLC, a Pennsylvania limited liability company C
COMPASSIONATE CARE HOSPICE OF SAN DIEGO, LLC, a California limited liability company
COMPASSIONATE CARE HOSPICE OF SAVANNAH, LLC, a Georgia limited liability company
COMPASSIONATE CARE HOSPICE OF SOUTH CAROLINA, LLC, a South Carolina limited liability company
COMPASSIONATE CARE HOSPICE OF SOUTHEASTERN MASSACHUSETTS, LLC, a Massachusetts limited liability company
COMPASSIONATE CARE HOSPICE OF SOUTHEASTERN TEXAS, LLC, a Texas limited liability company
COMPASSIONATE CARE HOSPICE OF SOUTHERN MISSISSIPPI, LLC, a Mississippi limited liability company COMPASSIONATE CARE HOSPICE OF THE CHESAPEAKE BAY, LLC, a Virginia limited liability company
COMPASSIONATE CARE HOSPICE OF THE DELMAR PENINSULA, LLC, a Delaware limited liability company
COMPASSIONATE CARE HOSPICE OF THE MIDWEST, LLC, a South Dakota limited liability company
COMPASSIONATE CARE HOSPICE OF WISCONSIN, LLC, a Wisconsin limited liability company
COMPASSIONATE CARE HOSPICE WEST, LLC, a California limited liability company
COMPREHENSIVE HOME HEALTHCARE SERVICES, L.L.C., a Tennessee limited liability company
ELDER HOME OPTIONS, L.L.C., a Massachusetts limited liability company

EMERALD CARE, L.L.C., a North Carolina limited liability company
FAMILY HOME HEALTH CARE, L.L.C., a Kentucky limited liability company
HHC, L.L.C., a Tennessee limited liability company
HOME HEALTH OF ALEXANDRIA, L.L.C., a Louisiana limited liability company
HOME HEALTH PARTNERSHIP OPERATING COMPANY, L.L.C., a Texas limited liability company (100% owned by UMC Home Health and Hospice, an Amedisys Partner, L.L.C. JV)
HOME HOSPITALISTS OF AMERICA, LLC, a Delaware limited liability company
HORIZONS HOSPICE CARE, L.L.C., an Alabama limited liability company
HOSPICE HOLDINGS DFW, LLC, a Texas limited liability company
HOSPICE HOLDINGS HARRISBURG, LLC, a Pennsylvania Limited Liability company
HOSPICE PARTNERSHIP OPERATING COMPANY, L.L.C., a Texas limited liability company (100% owned by UMC Home Health and Hospice, an Amedisys Partner, L.L.C. JV)
HOUSECALL HOME HEALTH, L.L.C., a Tennessee limited liability company
INFINITY HOME CARE, L.L.C., a Florida limited liability company
INFINITY HOME CARE OF BROWARD, LLC, a Florida limited liability company
INFINITY HOME CARE OF JACKSONVILLE, LLC, a Florida limited liability company
INFINITY HOME CARE OF LAKELAND, LLC, a Florida limited liability company
INFINITY HOME CARE OF OCALA, LLC, a Florida limited liability company
INFINITY HOME CARE OF PINELLAS, LLC, a Florida limited liability company
INFINITY HOME CARE OF PORT CHARLOTTE, LLC, a Florida limited liability company
INFINITY HOMECARE OF DISTRICT 9, LLC, a Florida limited liability company
MISSOURI HOSPICE HOLDINGS, LLC, a Missouri limited liability company
NINE PALMS 1, L.L.C., a Virginia limited liability company
NINE PALMS 2, LLC, a Mississippi limited liability company
OHIO HOSPICE HOLDINGS, LLC, a Delaware limited liability company
PATHWAYS TO COMPASSION, LLC, a Nebraska limited liability company
PATHWAYS TO COMPASSION, LLC, a New Jersey limited liability company
PATHWAYS TO COMPASSION OF CALIFORNIA, LLC, a California limited liability company
PENNSYLVANIA HOSPICE HOLDINGS, LLC, a Pennsylvania limited liability company
TAYLOR HOSPICE HOLDINGS, LLC, a Pennsylvania limited liability company
TENDER LOVING CARE HEALTH CARE SERVICES INTERNATIONAL, LLC, a Delaware limited liability company
TENDER LOVING CARE HEALTH CARE SERVICES OF BROWARD, LLC, a Delaware limited liability company
TENDER LOVING CARE HEALTH CARE SERVICES OF ERIE NIAGARA, LLC, a New York limited liability company
TENDER LOVING CARE HEALTH CARE SERVICES OF GEORGIA, LLC, a Delaware limited liability company
TENDER LOVING CARE HEALTH CARE SERVICES OF NASSAU SUFFOLK, LLC, a New York limited liability company
TENDER LOVING CARE HEALTH CARE SERVICES OF NEW ENGLAND, LLC, a Delaware limited liability company
TENDER LOVING CARE HEALTH CARE SERVICES OF WEST VIRGINIA, LLC, a Delaware limited liability company
TENDER LOVING CARE HEALTH CARE SERVICES SOUTHEAST, LLC, a Delaware limited liability company
TENDER LOVING CARE HEALTH CARE SERVICES WESTERN, LLC, a Delaware limited liability company
TEXAS HOSPICE HOLDINGS, LLC, a Delaware limited liability company
TLC HOLDINGS I, L.L.C., a Delaware limited liability company
TLC HEALTH CARE SERVICES, L.L.C., a Delaware limited liability company
TUCSON HOME HEALTH, LLC, a Delaware limited liability company
WT HOSPICE HOLDINGS, LLC, a Pennsylvania limited liability company

JOINT VENTURES

AMEDISYS HOME HEALTH, A LAWRENCE MEDICAL CENTER PARTNER, L.L.C, a Delaware limited liability company (66.67% ownership)
AT INDIANAPOLIS HOME PARTNERS, L.L.C., a Delaware limited liability company (51% ownership)
GEORGETOWN HOSPITAL HOME HEALTH, LLC, a Delaware limited liability company (70% ownership)
MARIETTA HOME HEALTH AND HOSPICE, L.L.C., an Ohio limited liability company (50% ownership)
MORGANTOWN HOSPICE, LLC, a Delaware limited liability company (80% ownership)
TRI-CITIES HOME HEALTH, LLC, a Delaware limited liability company (50% ownership)
WENTWORTH HOME CARE AND HOSPICE, LLC, a New Hampshire limited liability company (50% ownership)
UMC HOME HEALH AND HOSPICE, AN AMEDISYS PARTNER, L.L.C., a Texas limited liability company (50% ownership)